-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                   ------------------------------------------

                                    FORM T-1

           STATEMENT OF ELIGIBILITY AND QUALIFICATION UNDER THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
                   TRUSTEE PURSUANT TO SECTION 305 (b)(2) [X]

                   -------------------------------------------

                        U.S. TRUST COMPANY OF TEXAS, N.A.
               (Exact name of trustee as specified in its charter)

                                                                 75-2353745
   (State of incorporation                                    (I.R.S. employer
   if not a national bank)                                   identification no.)

2001 Ross Avenue, Suite 2700
        Dallas, Texas                                               75201
    (Address of trustee's                                        (Zip Code)
principal executive offices)

                               Compliance Officer
                        U.S. Trust Company of Texas, N.A.
                          2001 Ross Avenue, Suite 2700
                                Dallas, TX 75201
                                 (214) 754-1200
            (Name, address and telephone number of agent for service)

                   -------------------------------------------
                     UNITED SURGICAL PARTNERS HOLDINGS, INC.

               (Exact name of obligor as specified in its charter)


          Delaware                                               75-2749762
(State or other jurisdiction of                               (I.R.S. employer
incorporation or organization)                               identification no.)

      17103 Preston Road                                            77248
          Suite 200 N
          Dallas, TX

     (Address of principal                                       (Zip Code)
      executive offices)


                     10% Senior Subordinated Notes due 2011
                       (Title of the indenture securities)

                                     GENERAL

1.        GENERAL INFORMATION

          Furnish the following information as to the Trustee:

          (a) Name and address of each examining or supervising authority to which it is subject.

                      Federal Reserve Bank of Dallas (11th District), Dallas, Texas
                      (Board of Governors of the Federal Reserve System) Federal Deposit Insurance Corporation, Dallas, Texas The Office of the Comptroller of the Currency, Dallas, Texas

          (b)     Whether it is authorized to exercise corporate trust powers.

                  The Trustee is authorized to exercise corporate trust powers.

2.        AFFILIATIONS WITH OBLIGOR AND UNDERWRITERS

          If the obligor or any underwriter for the obligor is an affiliate of the Trustee, describe each such affiliation.

          None.

3.        VOTING SECURITIES OF THE TRUSTEE

          Furnish the following information as to each class of voting securities of the Trustee:

                            As of September 30, 2001

-------------------------------------------------------------------------------

            Col A.                                               Col B.

-------------------------------------------------------------------------------

         Title of Class                                    Amount Outstanding

-------------------------------------------------------------------------------

  Capital Stock - par value $100 per share                    5,000 shares

4.         TRUSTEESHIPS UNDER OTHER INDENTURES

           none

5. INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH THE OBLIGOR OR UNDERWRITERS

          Not applicable.

6.        VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS OFFICIALS

          Not applicable.

7.        VOTING SECURITIES OF THE TRUSTEE OWNED BY UNDERWRITERS OR THEIR
          OFFICIALS

          Not applicable.

8.        SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE

          Not applicable.

9.        SECURITIES OF UNDERWRITERS OWNED OR HELD BY THE TRUSTEE

          Not applicable.

10. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR

          Not applicable.

11. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF ANY SECURITIES OF A PERSON OWNING 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR

          Not applicable.

12.       INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE

          Not applicable.

13.       DEFAULTS BY THE OBLIGOR

          Not applicable.

14.       AFFILIATIONS WITH THE UNDERWRITERS

          Not applicable.

15.       FOREIGN TRUSTEE

          Not applicable.

16.       LIST OF EXHIBITS

          T-1.1 - A copy of the Articles of Association of U.S. Trust Company of
                  Texas, N.A.; incorporated herein by reference to Exhibit T-1.1 filed with Form T-1 Statement, Registration No. 22- 21897.

          T-1.2 - A copy of the certificate of authority of the Trustee to commence business; incorporated herein by reference to Exhibit T-1.2 filed with Form T-1 Statement, Registration No. 22- 21897.

          T-1.3 - A copy of the authorization of the Trustee to exercise corporate trust powers; incorporated herein by reference to Exhibit T-1.3 filed with Form T-1 Statement,
                  Registration No. 22-21897.

          T-1.4 - A copy of the By-laws of the U.S. Trust Company of Texas,
                  N.A., as amended to date; incorporated herein by reference to Exhibit T-1.4 filed with Form T-1 Statement, Registration
                  No. 22-21897.

          T-1.5 - The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939.

          T-1.6 - A copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority.

                                      NOTE

As of September 30, 2001 the Trustee had 35 shares of Capital Stock outstanding, all of which are owned by U.S. T.L.P.O. Corp.

The term "Trustee" in Items 2, 5, 6, 7, 8, 9, 10, and 11 refers to each of U.S. Trust Company of Texas, N.A., U.S. T.L.P.O. Corp. and U.S. Trust Corporation.

In as much as this Form T-1 is filed prior to the ascertainment by the Trustee of all the facts on which to base responsive answers to Items 2, 5, 6, 7, 9, 10 and 11 may, however, be considered correct unless amended by an amendment to this Form T-1.

In answering any items in this Statement of Eligibility and Qualification which relates to matters peculiarly within the knowledge of the obligors or their directors or officers, or an underwriter for the obligors, the Trustee has relied upon information furnished to it by the obligors and will rely on information to be furnished by the obligors or such underwriter, and the Trustee disclaims responsibility for the accuracy or completeness of such information.

                   ------------------------------------------

                                   SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, U.S. Trust Company of Texas, N.A., a national banking association organized under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Dallas, and State of Texas on the 4th of January, 2002.

                                  U.S. Trust Company of
                                  Texas, N.A., Trustee


                             By:  /s/ John C. Stohlmann
                                  -------------------------------------------
                                  John C. Stohlmann
                                  Vice President

                                                                   Exhibit T-1.5


                               CONSENT OF TRUSTEE

Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 as amended in connection with the proposed issue of Senior Subordinated Notes due 2011 of United Surgical Partners Holdings, Inc., we hereby consent that reports of examination by Federal, State, Territorial or District authorities may be such authorities to the Securities and Exchange Commission upon request therefore.

                                  U.S. Trust Company of
                                  Texas, N.A., Trustee


                             By:  /s/ John C. Stohlmann
                                  -------------------------------------------
                                  John C. Stohlmann
                                  Vice President

                                                                                                 Exhibit T-1.6

                                                                               Board of Governors of the Federal Reserve System
                                                                               OMB Number:  7100-003
                                                                               Federal Deposit Insurance Corporation
                                                                               OMB Number:  3064-005
                                                                               Office of the Comptroller of the Currency
                                                                               Expires March 31, 2002
Federal Financial Institutions Examination Council
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     -----
                                                                                                                      1
                                                                                                                     -----
                                                                               Please refer to page I,
                                                                               Table of Contents, for
                                                                               the required disclosure
                                                                               of estimated burden.
------------------------------------------------------------------------------ -----------------------------------------------------

Consolidated Reports of Condition and Income for
A Bank With Domestic Offices Only and Total Assets of
$100 Million or More But Less Than $300 Million - FFIEC 033

                                                                                           19990630
Report at the close of business September 30, 2001                                        -----------
                                                                                          (RCRI 9999)
This report is required by law:  12 U.S.C. Section 324 (State         This report form is to be filed by banks with domestic offices
member banks); 12 U.S.C. Section 1817 (State nonmember banks);        only.  Banks with foreign offices (as defined in the
and 12 U.S.C. Section 161 (National banks).                           instructions) must file FFIEC 031.
--------------------------------------------------------------------- --------------------------------------------------------------

NOTE:  The Reports of Condition and Income must be signed              The Reports of Condition and Income are to be prepared in
by an authorized officer and the Report of Condition must be           Accordance with Federal regulatory authority instructions.
attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and
national Banks.
                                                                       We, the undersigned directors (trustees), attest to the
                                                                       correctness of the Report of Condition (including the
I, Alfred B. Childs, Managing Director                                 supporting schedules) for this report date and declare that
-------------------------------------------------------------------    it has been examined by us and to the best of our knowledge
Name and Title of Officer Authorized to Sign Report                    and belief has been prepared in conformance with the
                                                                       instructions issued by the appropriate Federal regulatory
Of the named bank do hereby declare that the Reports of                authority and is trust and correct.
Condition and Income (including the supporting schedules) for
this report date have been prepared in conformance with the            /s/ Stuart M. Pearman
instructions issued y the appropriate Federal regulatory               -------------------------------------------------------------
authority and are true to the best of my knowledge.                    Director (Trustee)

/a/ Alfred B. Childs                                                   /s/ J.T. More, Jr.
-------------------------------------------------------------------    -------------------------------------------------------------
Signature of Officer Authorized to Sign Report                         Director (Trustee)

October 15, 2001                                                       /s/ Bill Goodwin
-------------------------------------------------------------------    -------------------------------------------------------------
Date of Signature                                                      Director (Trustee)

------------------------------------------------------------------------------------------------------------------------------------
Submission of Reports

Each bank must prepare its Reports of Condition and Income                  (if other than EDS) must transmit the bank's computer
either:                                                                     data file to EDS.

(a)  in electronic form and then file the computer data file           For electronic filing assistance, contact EDS Call Report
     directly with the banking agencies' collection agent,             Services, 2150 N. Prospect Ave., Milwaukee, WI  53202,
     Electronic Data Systems Corporation (EDS), by modem or            telephone (800) 255-1571.
     on computer diskette; or
                                                                       To fulfill the signature and attestation requirement for the
(b)  in hard-copy (paper) form and arrange for another party           Reports of Condition and Income for this report date, attach
     to convert the paper report to electronic form.  That party       this signature page (or a photocopy or a computer-generated version of this page) to the hard-copy record of the
                                                                       completed report that the bank places in its files.

------------------------------------------------------------------------------------------------------------------------------------
FDIC Certificate Number:            33217                              U.S. TRUST COMPANY OF TEXAS, N.A.
                                    -----                              -------------------------------------------------------------
                                 (RCRI 9050)                           Legal Title of Bank (TEXT 9010)

                                                                       DALLAS
                                                                       -------------------------------------------------------------
                                                                       City (TEXT 9130)

                                                                       TX                                     75201
                                                                       -------------------------------------------------------------
                                                                       State Abbrev. (TEXT 9200)              Zip Code (TEXT 9220)

  Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

U.S. Trust company of Texas, N.A.           Call Date: 09/30/01                         State #: 48-6797                   FFIEC 033
2001 Ross Avenue, Suite 2700                Vendor ID: D                                Cert #: 33217                         RC-1
Dallas, TX  75201                           Transit #: 11101765
                                                                                                                             -----
                                                                                                                               9
                                                                                                                             -----

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR SEPTEMBER 30, 2001

All Schedules are to be reported in thousands of dollars.  Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC - BALANCE SHEET
                                                                                                                            C200 < -
                                                                                                 Dollar Amounts In Thousands
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
  1.  Cash and balances due from depository institutions (from Schedule RC-A):                             RCON
                                                                                                          -------------------
    a.  Noninterest-bearing balances and currency and coin (1)  _________________________________________ 0081          2,851    1.a
                                                                                                                  -----------
    b.  Interest-bearing balances (2)  __________________________________________________________________ 0071          1,982    1.b
                                                                                                                  -----------
  2.  Securities:
    a.  Held-to-maturity securities (from Schedule RC-B, Column A)  _____________________________________ 1754              0    2.a
                                                                                                                  -----------
    b.  Available-for-sale securities (from Schedule RC-B, column D)  ___________________________________ 1773         68,143    2.b
                                                                                                                  -----------
  3.  Federal funds sold and securities purchased under agreements to resell  ___________________________ 1350         36,000    3.
                                                                                                                  -----------
  4.  Loans and lease financing receivables:                                         RCO
                                                                                     ---
                                                                                     N
                                                                                     -       ------------
    a.  Loans and leases, net of unearned income (from Schedule RC-C)  _____________ 2122          53,869                        4.a
                                                                                             ------------
    b.  LESS:  Allowance for loan and lease losses  ________________________________ 3123             260                        4.b
                                                                                             ------------
    c.  LESS:  Allocated transfer risk reserve  ____________________________________ 3128               0                        4.c
                                                                                             ------------
    d.  Loans and leases, net of unearned income, allowance, and reserve (item 4.a                        RCO
                                                                                                          ---
                                                                                                          N
                                                                                                          -       -----------
         minus 4.b and 4.c)  ____________________________________________________________________________ 2125         53,609    4.d
                                                                                                                  -----------
  5.  Trading assets  ___________________________________________________________________________________ 3545              0    5.
                                                                                                                  -----------
  6.  Premises and fixed assets (including capitalized leases)  _________________________________________ 2145            762    6.
                                                                                                                  -----------
  7.  Other real estate owned (from Schedule RC-M)  _____________________________________________________ 2150              0    7.
                                                                                                                  -----------
  8.  Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M)  _________ 2130              0    8.
                                                                                                                  -----------
  9.  Customers' liability to this bank on acceptances outstanding  _____________________________________ 2155              0    9.
                                                                                                                  -----------
10.  Intangible assets (from Schedule RC-M)  ____________________________________________________________ 2143          2,506    10.
                                                                                                                  -----------
11.  Other assets (from Schedule RC-F)  _________________________________________________________________ 2160         51,134    11.
                                                                                                                  -----------
12.  Total assets (sum of items 1 through 11)  __________________________________________________________ 2170        216,987    12.
                                                                                                                  -----------

(1)      Includes cash items in process of collection and unposted debits.
(2)      Includes time certificates of deposit not held for trading.


U.S. Trust company of Texas, N.A.           Call Date: 09/30/2001                      State #: 48-6797                    FFIEC 033
2001 Ross Avenue, Suite 2700                Vendor ID: D                                Cert #: 33217                         RC-1
Dallas, TX  75201                           Transit #: 11101765
                                                                                                                             -----
                                                                                                                              10
                                                                                                                             -----

Schedule RC - Continued
                                                                                                 Dollar Amounts In Thousands
------------------------------------------------------------------------------------------------------------------------------------
LIABILITES
13.  Deposits:                                                                                             RCON
                                                                                                           -----------------
     a. In domestic offices (sum of totals of columns A and C From Schedule RC-E)    RCON                  2200       173,468 13.a
                                                                                     ---------------------        ----------
         (1) Noninterest-bearing (1)  ______________________________________________ 6631           24,418                    13.a.1
                                                                                              ------------
         (2) Interest-bearing  _____________________________________________________ 6636          149,051                    13.a.2
                                                                                              ------------
     b. In foreign offices, Edge and Agreement subsidiaries, and IBFs
         (1) Noninterest-bearing  __________________________________________________
         (2) Interest-bearing  _____________________________________________________                       RCON
                                                                                                           -----------------
14.  Federal funds purchased and securities sold under agreements to repurchase  _________________________ 2800           00  14
                                                                                                                  ----------
15.  a.  Demand notes issued to the U.S. Treasury  _______________________________________________________ 2840            0  15.a
                                                                                                                  ----------
     b.  Trading liabilities  ____________________________________________________________________________ 3548            0  15.b
                                                                                                                  ----------

16.  Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases):
                                                                                                                  ----------
       a.  With a remaining maturity of one year or less  ________________________________________________ 2332            0  16.a
                                                                                                                  ----------
       b.  With a remaining maturity of more than one year through three years  __________________________ A547            0  16.b
                                                                                                                  ----------
       c.  With a remaining maturity of more than three years  ___________________________________________ A548        1,000  16.c
                                                                                                                  ----------
17.  Not applicable

18.  Bank's liability on acceptances executed and outstanding  ___________________________________________ 2920            0  18
                                                                                                                  ----------
19.  Subordinated notes and debentures (2)  ______________________________________________________________ 3200            0  19
                                                                                                                  ----------
20.  Other liabilities (from Schedule RC-G)  _____________________________________________________________ 2930        8,884  20
                                                                                                                  ----------
21.  Total liabilities (sum of items 13 through 20)  _____________________________________________________ 2948      183,352  21
                                                                                                                  ----------
22.  Not applicable
EQUITY CAPITAL                                                                                             RCON
                                                                                                           -----------------
23.  Perpetual preferred stock and related surplus  ______________________________________________________ 3838        2,000  23
                                                                                                                  ----------
24.  Common stock  _______________________________________________________________________________________ 3230          500  24
                                                                                                                  ----------
25.  Surplus (exclude all surplus related to preferred stock)  ___________________________________________ 3839       14,051  25
                                                                                                                  ----------
26.  a.  Undivided profits and capital reserves  _________________________________________________________ 3632       16,273  26.a
                                                                                                                  ----------
     b.  Net unrealized holding gains (losses) on available-for-sale securities  _________________________ 8434          811  26.b
                                                                                                                  ----------
     c.  ACCUMULATED NET GAINS (LOSSES ON CASH FLOW HEDGES)  _____________________________________________ 4336            0  26.c
                                                                                                                  ----------
27.  Cumulative foreign currency translation adjustments  ________________________________________________
                                                                                                                  ----------
28.  Total equity capital (sum of items 23 through 27)  __________________________________________________ 3210       33,635  28
                                                                                                                  ----------
29.  Total liabilities and equity capital (sum of items 21 and 28)  ______________________________________ 3300      216,987  29
                                                                                                                  ----------

Memorandum

TO BE REPORTED ONLY WITH THE  REPORT OF CONDITION.
1.  Indicate in the at the right, the number of the statement below that best describes the                         Number
     most comprehensive level of auditing work performed for the bank by independent external                     ----------
     auditors as of any date during 1998  ________________________________________________________________ 6724          N/A   M.1
                                                                                                                  ----------

1 = Independent audit of the bank conducted in accordance              4 = Directors' examination of the bank performed by other
    with generally accepted auditing standards by a certified              external auditors (may be required by state chartering
    public accounting firm which submits a report on the bank              authority)
2 = Independent audit of the bank's parent holding company             5 = Review of the bank's financial statements by external
    conducted in accordance with generally accepted                        auditors
    auditing standards by a certified public accounting firm           6 = Compilation of the bank's financial statements by
    which submits a report on the consolidated holding                     external auditors
    company (but not on the bank separately)                           7 = Other audit procedures (excluding tax preparation work)
3 = Directors' examination of the bank conducted in                    8 = No external audit work
    accordance with generally accepted auditing standards
    by a certified public accounting firm (may be required by
    state chartering authority)

(1)      Includes total demand deposits and noninterest-bearing time and savings deposits.
(2)      Includes limited-life preferred stock and related surplus.